UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2017 (August 14, 2017)

Neff Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36752	37-1773826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3750 N.W. 87th Avenue, Suite 400, Miami, Florida	33178
(Address of Principal Executive Offices)	(Zip Code)

(305) 513-3350

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.                                        Other Events.

On August 14, 2017, Neff Corporation (“Neff” or the “Company”) issued a press release announcing that its Board of Directors has determined that an acquisition proposal received from a strategic bidder to acquire all of the outstanding shares of Neff for $25.00 per share in cash constitutes a “Superior Proposal” as defined in Neff’s previously announced agreement and plan of merger (the “Existing Merger Agreement”) with H&E Equipment Services, Inc., dated as of July 14, 2017.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements are based on Neff’s current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Neff. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements. The inclusion of forward-looking statements in this communication should not be considered as a representation by Neff or any other person that Neff’s current plans or expectations will be achieved. Numerous factors could cause actual results to differ materially from those in such forward-looking statements, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Existing Merger Agreement; changes in the business or operating prospects of Neff; the failure to satisfy conditions to completion of the merger contemplated by the Existing Merger Agreement, including receipt of regulatory approvals; risks that the proposed transaction disrupts Neff’s current plans and operations, including the occurrence of an event, circumstance, occurrence, fact, condition, development, effect or change that constitutes a Company Material Adverse Event (as defined in the Merger Agreement); the ability to retain key personnel; the ability to recognize the benefits of the proposed merger; the amount of the costs, fees, expenses and charges related to the proposed merger; risks relating to operating in a highly competitive environment; risks relating to deteriorating market conditions; the risk of failures of Neff’s customers, suppliers or other counterparties to honor their obligations to Neff; the effect on Neff’s business of potential changes in the regulatory system under which it operates; risks relating to potential adverse tax developments; risks relating to adverse legislative developments; losses that Neff could face from terrorism, political unrest and war; changes in economic conditions or inflation; and other factors affecting future results disclosed in Neff’s filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to those discussed under Item 1A, “Risk Factors”, in Neff’s Annual Report on Form 10-K for the year ended December 31, 2016 and Neff’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and in other reports filed by Neff with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

99.1	Copy of Press Release issued by Neff Corporation, dated August 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEFF CORPORATION

Date: August 14, 2017	By:	/s/ Mark Irion
Mark Irion
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Copy of Press Release issued by Neff Corporation, dated August 14, 2017.